CERTIFICATION OF PERIODIC REPORT


I, Michael J. Smith, Chairman, President, Chief Financial Officer and Director of TriMaine Holdings, Inc. (the "Corporation"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Corporation for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dated:  August  13,  2002


                                      /s/  Michael  J.  Smith
                                     ---------------------------------------
                                     Michael  J.  Smith
                                     Chairman,  President,  Chief  Financial
                                     Officer  and  Director